UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 29, 2023

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

Item 7.01	Regulation FD Disclosure.

On September 29, 2023, the Company announced a positive outcome from a Type-B clinical meeting with the U.S. Food and Drug Administration (the “FDA”) on the design and execution of HOPE-3, the Phase 3 pivotal trial of CAP-1002 in Duchenne Muscular Dystrophy (“DMD”). Feedback from the FDA on the proposed key clinical and regulatory requirements confirms CAP-1002’s path towards Biologics License Application (“BLA”) submission.

A copy of the press release has been filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

As disclosed above under Item 7.01, on September 29, 2023, the Company announced a positive outcome from a Type-B clinical meeting with the FDA on the design and execution of HOPE-3, the Phase 3 pivotal trial of CAP-1002 in DMD.  Because the Company plans to submit a BLA for CAP-1002 in 2025 supported by results using product manufactured from the Los Angeles site, and not from the Company’s San Diego manufacturing site, the Company intends to focus significant time and resources on additional work needed at the Los Angeles site (which is leased under a facilities lease previously disclosed by the Company) to support the BLA submission.  The Company will also continue work on its San Diego site with a view toward supporting potential increased commercial demand, subject to the FDA’s approval of the CAP-1002 product for treatment of DMD and its approval of the San Diego site.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, titled “Capricor Therapeutics Announces Positive Type-B Meeting with the FDA to Discuss Pathway to BLA for CAP-1002 in Duchenne Muscular Dystrophy” dated September 29, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: September 29, 2023	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

3